UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

(Exact name of registrant as specified in charter)

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(Address of principle executive offices)

Alexandre de Takacsy

Groupe Banque Hottinger & Cie SA

Schützengasse 30

CH-8001 Zurich

Switzerland

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Item 1. Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.80%

Banks — 7.97%

438,760	Credit Suisse Group AG1 Registered Shares	$12,490,230	3.18%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $10,728,259)

1,345,000	UBS AG1,2 Registered Shares	18,824,197	4.79%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $18,480,419)

		31,314,427	7.97%

Biotechnology — 3.15%

349,155	Addex Pharmaceuticals, Ltd.[2] Registered Shares	3,862,975	0.98%
	Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent. (Cost $16,988,994)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	2,345,761	0.60%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

5,962	Galenica AG Registered Shares	$3,891,774	0.99%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,319,238)

3,029	NovImmune SA2,3 Common Shares	2,272,127	0.58%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		12,372,637	3.15%

Chemicals — 4.75%

268,000	Clariant AG2 Registered Shares	3,694,507	0.94%
	Develops, produces and markets specialty chemical products. (Cost $2,915,980)

2,600	Givaudan SA Registered Shares	2,502,627	0.64%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $2,248,452)

36,100	Syngenta AG1 Registered Shares	12,465,354	3.17%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,278,809)

		18,662,488	4.75%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 5.06%

2,235	Belimo Holding AG Registered Shares	$4,312,485	1.10%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,668,019)

140,000	Holcim, Ltd. Registered Shares	9,123,195	2.32%
	Produces building materials. (Cost $9,178,594)

2,985	Sika AG Bearer Shares	6,453,162	1.64%
	Manufactures construction materials and offers related services. (Cost $5,691,812)

		19,888,842	5.06%

Diversified Manufacturing Operation — 0.74%

6,400	Georg Fischer AG Registered Shares	2,924,379	0.74%
	Produces automobile parts, piping systems, plastics processing equipment, and tool and mold making machinery. (Cost $2,560,151)

		2,924,379	0.74%

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — 2.92%

150,900	Transocean, Ltd. Registered Shares	$8,222,410	2.09%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $8,127,676)

216,500	Weatherford International, Ltd.[2] Registered Shares	3,257,620	0.83%
	Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services. (Cost $3,693,388)

		11,480,030	2.92%

Financial Services — 0.61%

14,700	Allreal Holding AG Registered Shares	2,398,905	0.61%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

		2,398,905	0.61%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — 18.98%

135	Lindt & Sprungli AG Registered Shares	$5,017,785	1.28%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,107,250	Nestle SA1 Registered Shares	69,582,121	17.70%
	Largest food and beverage processing company in the world. (Cost $21,779,717)

		74,599,906	18.98%

Industrial Goods & Services — 11.65%

898,700	ABB, Ltd.[1] Registered Shares	18,414,476	4.69%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $18,057,749)

9,260	Bucher Industries AG Registered Shares	1,959,880	0.50%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,853,744)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

14,730	Burckhardt Compression Holding AG Registered Shares	$4,033,496	1.03%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,139)

20,000	Geberit AG Registered Shares	4,179,897	1.06%

Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems such as visible cisterns, and other sanitary systems for the commercial and residential construction markets.

(Cost $3,829,183)

4,992	Inficon Holding AG Registered Shares	1,104,608	0.28%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $450,762)

10,800	Kaba Holding AG, Series B Registered Shares	4,170,161	1.06%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $4,046,190)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

39,044	Kuehne + Nagel International AG Registered Shares	$5,274,407	1.34%
	Transports freight worldwide. (Cost $2,848,318)

1,715	SGS SA Registered Shares	3,331,902	0.85%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $3,016,409)

44,544	Zehnder Group AG Bearer Shares	3,297,000	0.84%
	Manufactures a variety of radiators including bathroom radiators, electric and aluminum radiators, as well as steel radiators. (Cost $3,355,515)

		45,765,827	11.65%

Insurance — 6.74%

150,442	Swiss Re AG2 Registered Shares	9,595,598	2.44%
	Offers reinsurance, insurance and insurance linked financial market products. (Cost $7,742,543)

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — (continued)

63,025	Zurich Financial Services AG1 Registered Shares	$16,916,375	4.30%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $14,151,681)

		26,511,973	6.74%

Medical Technology — 1.47%

168,000	Kuros Biosurgery AG2,3 Common Shares	3,011,119	0.77%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,3 Common Shares	2,765,691	0.70%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		5,776,810	1.47%

Personal & Household Goods — 5.44%

219,050	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	13,717,132	3.49%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $9,781,415)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Personal & Household Goods — (continued)

16,650	Swatch Group AG Bearer Shares	$7,654,008	1.95%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,215,911)

		21,371,140	5.44%

Pharmaceuticals — 21.79%

852,300	Novartis AG1 Registered Shares	47,110,592	11.99%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $22,486,213)

221,600	Roche Holding AG1 Non-voting equity securities	38,516,745	9.80%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas
	(Cost $20,504,703)

		85,627,337	21.79%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retailers — 0.53%

16,020	Dufry AG2 Registered Shares	$2,091,453	0.53%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,804,417)

		2,091,453	0.53%

	Total Common Stocks (Cost $253,900,802)	$360,786,154	91.80%

Preferred Stocks — 2.03%

Biotechnology — 1.03%

6,000	Ixodes AG, Series B2,3 Preferred Shares	1,659,567	0.42%
	Develops and produces a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $1,634,699)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stocks — (continued)

Biotechnology — (continued)

3,162	NovImmune SA, Series B2,3 Preferred Shares	$2,371,894	0.61%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,031,461	1.03%

Industrial Goods & Services — 0.39%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	1,548,928	0.39%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

		1,548,928	0.39%

Medical Technology — 0.61%

83,611	EyeSense AG, Series C2,3 Preferred Shares	2,385,529	0.61%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		2,385,529	0.61%
	Total Preferred Stocks (Cost $8,200,259)	7,965,918	2.03%

No. of Shares	Security	Fair Value	Percent of Net Assets

Convertible Corporate Bond — 1.71%

Industrial Goods & Services — 1.71%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,425,833)	$6,713,227	1.71%

	Total Convertible Corporate Bond (Cost $6,425,833)	6,713,227	1.71%

Private Equity Limited Partnerships — 3.66%

	Aravis Biotech Il - Limited Partnership[2,3] (Cost $2,359,547)	2,183,059	0.56%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $12,340,486)	12,197,190	3.10%

	Total Private Equity Limited Partnerships (Cost $14,700,033)	14,380,249	3.66%

	Total Investments* (Cost $283,226,927)	389,845,548	99.20%

	Other Assets Less Other Liabilities, net	3,142,994	0.80%

	Net Assets	$392,988,542	100.0%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2012

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the aggregate value of these securities amounted to $30,395,104 or 7.73% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 23, 2011	$2,359,547
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011	1,634,699
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A, Preferred Shares C	December 15, 2011	1,496,205
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – March 27, 2012	12,340,486

		$29,591,369

*	Cost for federal income tax purposes is $283,533,818 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$121,235,624
Gross Unrealized Depreciation	(14,923,894)

Net Unrealized Appreciation (Depreciation)	$106,311,730

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2012

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	21.79%
Food & Beverages	18.98%
Industrial Goods & Services	11.65%
Banks	7.97%
Insurance	6.74%
Personal & Household Goods	5.44%
Construction & Materials	5.06%
Chemicals	4.75%
Biotechnology	3.15%
Energy	2.92%
Medical Technology	1.47%
Diversified Manufacturing Operation	0.74%
Financial Services	0.61%
Retailers	0.53%
Preferred Stocks
Biotechnology	1.03%
Industrial Goods & Services	0.39%
Medical Technology	0.61%
Convertible Corporate Bonds
Industrial Goods & Services	1.71%
Private Equity Limited Partnerships	3.66%
Other Assets and Liabilities	0.80%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days of acquisition, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $30,395,104, or 7.73% of the Fund’s net assets at March 31, 2012, and are listed in Note 3 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$352,737,217	$—	$8,048,937	$360,786,154
Preferred Stock*	—	—	7,965,918	7,965,918
Convertible Corporate Bond*	—	6,713,227	—	6,713,227
Private Equity Limited Partnerships	—	—	14,380,249	14,380,249

Total Investments in Securities	$352,737,217	$6,713,227	$30,395,104	$389,845,548

*	Please see the Schedule of Investments for industry classifications.

The inputs and valuation techniques used to value the exchange-listed corporate convertible bond, classified as a Level 2 security, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in private equity limited partnerships that invest in privately-held companies, which are listed in Note 3 to the Schedule of Investments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At March 31, 2012, privately-held companies, except Eyesense AG—Preferred Shares C discussed below, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of the Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements
Type of assets	Fair Value at 03/31/2012	Valuation technique	Unobservable inputs	Range*
Equity direct venture capital investments
Medical technology
Eyesense AG—Preferred Shares C	$2,385,529	Discounted cash flow	Weighted average cost of capital	18%
			Success rate on research and development	60%-70%
			Expected long-term 10-year revenue growth rate	15%-25%

*	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. For the period ended March 31, 2012, shares of Biotie Therapies OYJ (“Biotie”), which are publicly traded on the NASDAQ OMX Helsinki Stock Exchange, were transferred from Level 2 to Level 1. The Fund applied a liquidity discount to market quotations for shares of Biotie during a contractual lock-up period that expired on February 2, 2012. Beginning February 2, 2012, Biotie was valued solely based on market quotations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2011	$7,779,951	$7,699,706	$11,547,512	$27,027,169
Change in Unrealized Appreciation/Depreciation	268,986	266,212	970,636	1,505,834
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	—	1,862,101	1,862,101
Gross Sales			—	—

Balance as of March 31, 2012	$8,048,937	$7,965,918	$14,380,249	$30,395,104

C. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the three-month period ended March 31, 2012, and the Fund held no contracts at March 31, 2012.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of March 31, 2012, the Fund maintains investments in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity limited partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of March 31, 2012
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	$3,603,735	$866,338	$2,183,059
Zurmont Madison Private Equity LP	15,523,784	1,590,197	12,197,190

*	The original capital commitment represents 3,250,000 and 14,000,000 for Aravis Biotech II LP and Zurmont Madison Private Equity LP, respectively. The exchange rate as of March 31, 2012 was used for conversion and equals 0.9018.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 3 to 4 years.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMIANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*:	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date: May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date: May 30, 2012

By (Signature and Title)*:	/s/ Philippe R. Comby
Philippe R. Comby, Chief Financial Officer

Date: May 30, 2012